Tax Exempt Status	12 Months Ended
Dec. 31, 2025
EBP 003
EBP, Tax Status [Line Items]
Tax Exempt Status
8.
TAX EXEMPT STATUS

The Plan obtained its latest determination letter dated August 24, 2017, in which the Internal Revenue Service stated that the Plan, as then designed, was in compliance with the applicable requirements of Section 401 of the Internal Revenue Code. The Plan has been amended since receiving this determination letter. However, the Company believes that the Plan currently is designed and is being operated in compliance with the applicable requirements of the Internal Revenue Code. Therefore, no provision for income taxes has been included in the Plan’s financial statements.

The Plan administrator has analyzed the tax positions taken by the Plan and has concluded that, as of December 31, 2025, there are no uncertain positions taken or expected to be taken that would require such recognition or disclosure in the financial statements.